SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          NEUBERGER BERMAN EQUITY FUNDS
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:
     (2)      Form, Schedule or Registration Statement No.:
     (3)      Filing Party:
     (4)      Date Filed:

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A LEHMAN BROTHERS COMPANY


                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN CENTURY FUND


Dear Shareholder:

     The attached Proxy Statement discusses a Proposal to be voted upon by the holders of Neuberger Berman Century Fund (the "Fund"), a series of Neuberger Berman Equity Funds (the "Trust"). As a shareholder of the Fund, you are asked to review the Proxy Statement and to cast your vote on the Proposal. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

     The Proposal seeks to change the classification of the Fund from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940 and make a corresponding change in the Fund's fundamental investment limitations. A fund that is classified as "non-diversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified."

     As you know, as of September 17, 2007, the Fund changed its portfolio managers to John Barker and Daniel Rosenblatt. The new portfolio managers want to take the Fund in a new direction and approval of the Proposal will give the portfolio managers more flexibility in implementing the Fund's investment strategy and will allow them to focus the Fund's investments in a fewer number of companies that they believe are the most promising. As such, the portfolio managers would be able to invest a higher percentage of the Fund's assets in a single security, which will allow them to take more meaningful positions in securities that are their top investment choices. However, because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of the Fund, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

     YOUR VOTE IS IMPORTANT TO US. VOTING YOUR SHARES EARLY WILL PERMIT THE FUND TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone -- instructions can be found on your proxy card. If we do not hear from you by November 21, 2007, our proxy solicitors may contact you.

     If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you. Thank you for your response and your continued support of the Neuberger Berman Funds.

                                       Very truly yours,


                                       /s/ Peter Sundman
                                       Peter Sundman
                                       Chairman of the Board
                                       Neuberger Berman Equity Funds

October 16, 2007

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A LEHMAN BROTHERS COMPANY


                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN CENTURY FUND

                            ________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ________________________


                         TO BE HELD ON NOVEMBER 27, 2007


WHO IS ASKING FOR YOUR VOTE?

     The Board of Trustees of Neuberger Berman Equity Funds (the "Trust").

WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, on November 27, 2007 at 11:30 a.m. Eastern Time.

WHAT IS THE PROPOSAL THAT YOU ARE BEING ASKED TO VOTE ON?

     The Board of Trustees is proposing that the shareholders of Neuberger Berman Century Fund (the "Fund") approve a change in the classification of the Fund from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940 and make a corresponding change in the Fund's fundamental investment limitations.

WHO IS ELIGIBLE TO VOTE?

     You are entitled to vote at the meeting and any adjournment if you owned shares of the Fund at the close of business on October 8, 2007.

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?

     There are a number of ways to vote your shares:

     o BY MAIL: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "for" the proposal described above.

     o BY PHONE: You may vote by telephone by calling the number on your proxy card.

     o VIA THE INTERNET: You may vote through the Internet by visiting the website listed on your proxy card.

     o    IN PERSON: If you plan to attend the meeting, you may vote in person.

     PLEASE NOTE THAT IF YOU VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR PROXY IS AUTOMATICALLY REVOKED. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE FUND AT 1-800-877-9700, PRIOR TO NOVEMBER 21, 2007.

     We will admit to the meeting; (1) all shareholders of record of the Fund as of October 8, 2007 ("Record Date"); (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

     Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the Fund may be voted only in person or by written proxy.

                                       By order of the Board of Trustees,


                                       /s/ Claudia A. Brandon
                                       Claudia A. Brandon
                                       Secretary
                                       Neuberger Berman Equity Funds

October 16, 2007
New York, New York

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A LEHMAN BROTHERS COMPANY


                          NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN CENTURY FUND

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                                 1-800-877-9700

                               _________________

                                PROXY STATEMENT
                               _________________


     This Proxy Statement, which includes a Notice of Special Meeting of Shareholders and a Proxy Card, is for the special meeting of shareholders of Neuberger Berman Century Fund (the "Fund"), to be held on November 27, 2007, and any adjournment thereof ("Meeting").

     PROPOSAL: To approve a change in the Fund's classification under the Investment Company Act of 1940, as amended ("1940 Act"), from "diversified" to "non-diversified" and to make a corresponding change in the Fund's fundamental investment limitations.

     This Proxy Statement, which is first being mailed to shareholders on or about October 16, 2007, sets forth concisely the information that a shareholder of the Fund should know before voting on the Proposal. It should be read and retained for future reference.


                               VOTING INFORMATION

     The Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust") is asking you to sign the enclosed proxy card for use at a Special Meeting of Shareholders of Neuberger Berman Century Fund, to be held on November 27, 2007 at 11:30 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, and at any adjournments thereof (the "Meeting").

     One-third of the Fund's shares outstanding and entitled to vote on October 8, 2007 ("Record Date"), represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting.

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted in person or by proxy on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against such adjournment.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted "FOR" the Proposal described in the accompanying Notice of Special Meeting of Shareholders. Proxies that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining a quorum and will have no effect on the outcome of the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the Depositor. However, if a Depositor fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportions as shares voted in the other individual retirement accounts.

     Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the envelope enclosed with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of Neuberger Berman Management Inc., ("NBMI"), affiliates of NBMI or other representatives of the Fund. NBMI serves as principal underwriter and administrator of the Fund. Proxy solicitations may also be made by Broadridge Investor Communications Solutions, MIS ("Broadridge") and Computershare Fund Services ("Computershare"), the proxy solicitors. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE INTERNET WITH RESPECT TO THE PROPOSAL, A VOTE ON A PROPOSAL PUT FORWARD AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUST MAY BE CAST ONLY IN PERSON OR BY A PAPER PROXY.

     NBMI and its affiliates will not receive any compensation from the Fund for proxy solicitation activities. For soliciting services, Broadridge will be paid fees and expenses of up to approximately $5,500 and Computershare will be paid fees and expenses of up to approximately $3,300. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by NBMI.

     As of September 24, 2007, the Fund had 1,341,677.836 Investor Class shares outstanding. To the Trust's knowledge, as of September 24, 2007, there were no beneficial and record owners who held more than five percent of the Investor Class of the Fund.

     At September 24, 2007, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of Investor Class of the Fund.

     COPIES OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED FEBRUARY 28, 2007 AND THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2006 INCLUDING AUDITED FINANCIAL STATEMENTS, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 1-800-877-9700.


                                    PROPOSAL

TO CHANGE THE FUND'S CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND TO MAKE A CORRESPONDING CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS.

     The Board has approved a change to the Fund's policies regarding diversification. The Board and NBMI believe that the proposed change will provide the Fund with greater flexibility to respond to future investment opportunities. As discussed below, the portfolio managers find themselves constrained by the Fund's current diversification policy. Because the policy in question is fundamental, the change requires shareholder approval before it can be implemented.

     The Fund is currently classified as a diversified mutual fund under section 5(b)(1) of the 1940 Act. Therefore, the Fund has a fundamental policy that it may not purchase securities of an issuer if, with respect to 75% of its total assets, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply as of the time the Fund purchases a security. The Fund may exceed these limits if positions it already owns gain in value relative to the rest of the Fund's holdings.

     The Board, including those Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Trustees"), recommends making the Fund "non-diversified" under the 1940 Act and, correspondingly, modifying this fundamental investment limitation. A non-diversified fund can invest a greater portion of its assets in a single issuer than a diversified fund. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer and the impact on the Fund's net asset value would be greater than it would be in a diversified fund. The Board and NBMI believe that the proposed change will facilitate the Fund's pursuit of its current investment objective and overall strategy.

     As of September 17, 2007, the Fund changed its portfolio managers to John Barker and Daniel Rosenblatt. The portfolio managers find themselves constrained by the Fund's current diversification policy. Although the Fund's current prospectus explains that the Fund "seeks to reduce risk by diversifying among many companies, sectors and industries," the portfolio managers believe that changing the Fund to a non-diversified fund will give them more flexibility in implementing the Fund's investment strategy and will allow them to focus the Fund's investments in a fewer number of companies that they believe are the most promising. As such, the portfolio managers would be able to invest a higher percentage of the Fund's assets in a single security, which will allow them to take more meaningful positions in securities that are their top investment choices. The top investment choices of the portfolio managers represent their subjective determination and may not accurately assess the investment prospects of a particular stock.

     If the proposal is approved, the Fund's fundamental investment limitation regarding diversification will provide that the Fund is non-diversified, however, the Fund will still be subject to the diversification rules of the Internal Revenue Code. These rules provide that, to maintain favorable tax treatment, the Fund may not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. With respect to the remaining 50% of its total assets, the Fund would be limited to 25% in any one issuer. These limits apply only as of the end of each quarter of the Fund's fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the portfolio managers have no current intention to invest in single issuers beyond the limitations described. (By contrast, the Fund's current diversification limit applies at all times.) Like the Fund's present policy, the Internal Revenue Code limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

     EXAMPLE: The following is an example of a situation where the new policy could give the Fund's portfolio managers added flexibility. This example does not reflect any actual security, nor is it the only possible strategy, and is used for illustration purposes only.

     As described above, with respect to 25% of the portfolio (which we'll call the "25% basket"), the Fund currently may invest more than 5% of its total assets in one or more issuers. Take a hypothetical portfolio, which includes among many securities, shares of three fictional companies: XYZ Corp., ABC Corp. and LMN Corp. At the time the Fund purchased these securities, these three companies made up the "25% basket" under the current investment policy.

     Let's say the Fund made several purchases of XYZ Corp. at between $1 and $5 per share. Later, XYZ grows to $20 per share, and combined with ABC, and LMN, now exceed 25% of the Fund's total assets. As described above, this percentage is okay under the present policy, because when they were bought, these issuers made up less than 25% of the Fund. The Fund, however, cannot purchase more XYZ Corp., even if the portfolio managers still see a good opportunity at a lower price, because the Fund currently cannot add any more to the 25% basket. The proposal, if approved by shareholders, would give the Fund two 25% baskets, thus permitting the Fund to purchase more XYZ Corp. in this situation.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE CHANGE IN THE FUND'S CLASSIFICATION TO NON-DIVERSIFIED, AND THE CORRESPONDING CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS.


                                  REQUIRED VOTE

     Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

     If the Fund's shareholders do not approve the proposed change to the Fund's classification and fundamental investment limitations, the Fund will continue to operate as a diversified fund.


                                OTHER INFORMATION

     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the Fund's investment manager, principal underwriter and administrator. NBMI manages the Fund in conjunction with Neuberger Berman, LLC as subadviser. Together, the Neuberger Berman affiliates manage approximately $237.4 billion in assets (as of August 31, 2007) and continue an asset management history that began in 1939.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Neuberger Berman Equity Funds, 605 Third Avenue, New York, New York 10158, so that they will be received at a reasonable time prior to any such meeting.

     NOTICE TO BANKS, BROKER DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trust at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of the shares.

                                       By Order of the Board of Trustees,


                                       /s/ Claudia A. Brandon
                                       Claudia A. Brandon
                                       Secretary

October 16, 2007

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|

                             A LEHMAN BROTHERS COMPANY


                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com


                                                                     H0624 10/07

   NEUBERGER BERMAN CENTURY FUND                    [VOTE TODAY BY MAIL,]
                                               TOUCH-TONE PHONE OR THE INTERNET
                                                 CALL TOLL-FREE 1-888-221-0697
                                               OR LOG ON TO WWW.PROXYWEB.COM



       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 27, 2007

    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
                         NEUBERGER BERMAN EQUITY FUNDS.

The undersigned hereby appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with Power of Substitution), to vote all shares of beneficial interest of the undersigned in Neuberger Berman Century Fund ("Fund") at the Special Meeting of Shareholders to be held at 605 Third Avenue, 41st Floor, New York, NY 10158-3698 on November 27, 2007, at 11:30 a.m. Eastern Time and any adjournments thereof (the "Meeting") at which shareholders will be asked to consider and act upon the proposal described in the Proxy Statement dated October 16, 2007. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                  Date:___________________, 2007


                                       Signature (owner, joint owners, trustee, custodian, etc.) (PLEASE SIGN IN THE BOX)

                                        _______________________________________
                                       |                                      |
                                       |                                      |
                                       |                                      |
                                       |______________________________________|

                                       Please  sign  exactly  as  name  appears
                                       hereon.  If shares  are held in the name
                                       of  joint  owners,   each  should  sign.
                                       Attorneys-in-fact, executors,
                                       administrators, etc. should so indicate.
                                       If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                       CNB-EA-SM

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
 PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                     PLEASE DO NOT USE FINE POINT PENS. [X]




                                                    FOR    AGAINST   ABSTAIN
1. To approve a change in Neuberger Berman           [ ]      [ ]       [ ]
   Century Fund's classification  under  the
   Investment Company Act of 1940 from
   "diversified" to "non-diversified"
   and to make a corresponding change
   in the Fund's fundamental investment
   limitations.









               IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.


                               PLEASE SIGN ON THE REVERSE SIDE.


                                                                       CNB-EA-SM